               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 15, 1997


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


  Delaware                       1-8400                   75-1825172
(State  of Incorporation) ( Commission File Number)     (IRS  Employer
                                                      Identification No.)


      4333    Amon    Carter   Blvd.    Fort Worth,Texas      76155
          (Address  of  principal executive  offices)       (Zip  Code)


                            (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith a press release issued today by the Company as Exhibit 99.1 which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 15, 1997

                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                Exhibit 99.1



   AMR Reports Fourth Quarter Earnings of $122 Million Before
                          Special Items


FOR RELEASE:  Wednesday, Jan. 15, 1997


     FORT WORTH, Texas -- AMR Corporation, parent company of

American Airlines, Inc., today reported that fourth quarter

net earnings, excluding certain special items, were $122

million ($1.33 per common share).  In the fourth quarter of

1995, the company reported earnings, before special charges,

of $90 million ($1.15 per common share).



     "We had quite a successful fourth quarter," said Robert

L. Crandall, AMR's Chairman and Chief Executive, "which

rounded out a very satisfactory year."



     After accounting for the special items, AMR reported

net earnings of $284 million ($3.08 per common share) for

the quarter, as compared to a $282 million net loss ($3.69

per common share) in 1995.


1996 Fourth Quarter Results

(in millions, except per share
 amounts)                            Amount   Earnings per
                                 (net of tax)   share
Net earnings before special items   $122      $1.33
Gain on initial public offering of
  The SABRE Group                    497       5.40
Canadian Airlines charges           (230)     (2.50)
Extraordinary loss from early debt
  retirement                         (89)     (0.97)
Writedown of aircraft interiors      (16)     (0.18)
          Net earnings as reported  $284      $3.08

     In the fourth quarter, the company recorded a $497

million gain on the initial public offering of The SABRE

Group.  Partially offsetting that gain was a $251 million

charge ($230 million after tax) associated with the write

down of AMR's investment in, and start-up costs associated

with, the company's relationship with Canadian Airlines.

The company also incurred an $89 million extraordinary loss,

after tax, on the repurchase of $624 million of unsecured

debt.  AMR also recorded a $26 million charge ($16 million

after tax) to write down the value of aircraft interiors the company plans to refurbish.

     AMR's fourth quarter results brought the company's full

year 1996 net earnings, excluding the special items, to $854 million, or $9.77 per common share ($9.43 fully diluted),

which compares favorably to the company's 1995 net earnings

before special charges of $551 million, or $7.12 per common

share ($6.56 fully diluted).  Including the special items,

the company reported 1996 net earnings of $1.0 billion, or

$11.63 per common share ($11.19 fully diluted).  This

compares with 1995 net earnings after special charges of

$162 million, or $2.11 per common share.



     Crandall described 1996 as "a year in which we reaped

the benefits of a favorable business environment as well as

the many changes we have made over the last several years

throughout the American Airlines system.  Moreover, with the initial public offering of The SABRE Group and the

announcement of our alliance with British Airways, we laid

the foundation for further progress in the years to come."

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                       Three Months
                                          Ended
                                       December 31,      Percent
                                     1996       1995     Change
Revenues
  Airline Group
    Passenger - American Airlines   $3,315    $3,232        2.6
                      - AMR Eagle      249       252      (1.2)
    Cargo                              181       174        4.0
    Other                              222       191       16.2
                                     3,967     3,849        3.1

  The SABRE Group                      376       368        2.2
  Management Services Group            154       145        6.2
  Less: Intergroup revenues           (164)     (174)      (5.7)
    Total operating revenues         4,333     4,188        3.5

Expenses
  Wages, salaries and benefits       1,513     1,445        4.7
  Aircraft fuel                        531       430       23.5
  Commissions to agents                293       312       (6.1)
  Depreciation and amortization        305       312       (2.2)
  Other rentals and landing fees       227       217        4.6
  Aircraft rentals                     144       167      (13.8)
  Food service                         166       175       (5.1)
  Maintenance materials and repairs    181       163       11.0
  Other operating expenses             683       674        1.3
  Writedown of aircraft interiors       26         -          *
  Restructuring costs                    -       533     (100.0)
    Total operating expenses         4,069     4,428       (8.1)
Operating Income (Loss)                264      (240)         *

Other Income (Expense)
  Interest income                       32        21       52.4
  Interest expense                    (113)     (157)     (28.0)
  Gain on sale of stock by
    subsidiary                         497         -          *
  Canadian Airlines charges           (251)        -          *
  Minority interest                     (2)        -          *
  Miscellaneous - net                   (3)      (46)     (93.5)
                                       160      (182)         *
Earnings (Loss) Before Income
   Taxes and Extraordinary Loss        424      (422)         *
Income tax provision (benefit)          51      (152)         *
Net Earnings (Loss) Before             373      (270)         *
Extraordinary Loss
Extraordinary Loss, Net of Tax
   Benefit                             (89)      (12)         *
Net Earnings (Loss)                 $  284    $ (282)         *

Earnings (Loss) Per Common Share
  Primary and Fully Diluted:
    Before Extraordinary Loss       $  4.05   $(3.54)
    Extraordinary Loss                (0.97)   (0.15)
    Net Earnings (Loss)             $  3.08   $(3.69)

Number of Shares Used in
    Computation                          92       76

* Greater Than 100%

Note: Certain amounts from 1995 have been reclassified to conform with 1996 presentation.

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)

                                      Twelve Months
                                          Ended
                                       December 31,      Percent
                                     1996       1995     Change
Revenues
  Airline Group
    Passenger - American Airlines  $13,645   $13,134        3.9
                      - AMR Eagle    1,047       976        7.3
    Cargo                              682       677        0.7
    Other                              837       714       17.2
                                    16,211    15,501        4.6

  The SABRE Group                    1,622     1,529        6.1
  Management Services Group            620       572        8.4
  Less: Intergroup revenues           (700)     (692)       1.2
    Total operating revenues        17,753    16,910        5.0

Expenses
  Wages, salaries and benefits       5,961     5,779        3.1
  Aircraft fuel                      1,936     1,623       19.3
  Commissions to agents              1,252     1,293       (3.2)
  Depreciation and amortization      1,204     1,259       (4.4)
  Other rentals and landing fees       895       878        1.9
  Aircraft rentals                     616       671       (8.2)
  Food service                         672       682       (1.5)
  Maintenance materials and repairs    697       641        8.7
  Other operating expenses           2,655     2,536        4.7
  Writedown of aircraft interiors       26         -          *
  Restructuring costs                    -       533     (100.0)
    Total operating expenses        15,914    15,895        0.1
Operating Income                     1,839     1,015       81.2

Other Income (Expense)
  Interest income                       80        63       27.0
  Interest expense                    (499)     (670)     (25.5)
  Gain on sale of stock by
     subsidiary                        497         -         *
  Canadian Airlines charges           (251)        -         *
  Minority interest                     (2)        -         *
  Miscellaneous - net                  (31)      (55)     (43.6)
                                      (206)     (662)     (68.9)
Earnings Before Income Taxes and
  Extraordinary Loss                 1,633       353          *
Income tax provision                   528       162          *
Earnings Before Extraordinary Loss   1,105       191          *
Extraordinary Loss, Net of Tax
   Benefit                             (89)      (29)         *
Net Earnings                        $1,016    $  162          *

Earnings (Loss) Per Common Share
  Primary:
    Before Extraordinary Loss       $ 12.64   $ 2.48
    Extraordinary Loss                (1.01)   (0.37)
    Net Earnings                    $ 11.63   $ 2.11

  Fully Diluted:
    Before Extraordinary Loss       $ 12.15   $ 2.48
    Extraordinary Loss                (0.96)   (0.37)
    Net Earnings                    $ 11.19   $ 2.11

Number of Shares Used in
Computation
    Primary                              87        76
    Fully Diluted                        92        76

* Greater Than 100%

Note: Certain amounts from 1995 have been reclassified to conform with 1996 presentation.

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                       Three Months
                                          Ended
                                       December 31,      Percent
                                     1996       1995     Change
Airline Group
Revenues
    Passenger - American Airlines   $3,315    $3,232         2.6
                      - AMR Eagle      249       252        (1.2)
    Cargo                              181       174         4.0
    Other                              222       191        16.2
                                     3,967     3,849         3.1
Expenses
  Wages, salaries and benefits       1,313     1,259         4.3
  Aircraft fuel                        531       430        23.5
  Commissions to agents                293       312        (6.1)
  Depreciation and amortization        261       266        (1.9)
  Other rentals and landing fees       209       197         6.1
  Aircraft rentals                     144       167       (13.8)
  Food service                         166       175        (5.1)
  Maintenance materials and repairs    177       161         9.9
  Other operating expenses             631       660        (4.4)
  Writedown of aircraft interiors       26         -           *
  Restructuring costs                    -       533      (100.0)
    Total operating expenses         3,751     4,160        (9.8)
Operating Income (Loss)                216      (311)          *
Other Income (Expense)
  Interest income                       34        23        47.8
  Interest expense                    (114)     (159)      (28.3)
  Miscellaneous - net                    -       (45)     (100.0)
                                       (80)     (181)      (55.8)
Earnings (Loss) Before Income
Taxes and Extraordinary Loss        $  136     $(492)          *
Pre-tax Margin                         3.4%    (12.8)%      16.2 pts.

The SABRE Group

Revenues                            $  376    $  368         2.2

Operating Expenses                     335       315         6.3

Operating Income                        41        53       (22.6)
Other Income (Expense)                  (4)       (1)          *
Earnings Before Income Taxes            37        52       (28.8)
Pre-tax Margin                         9.8%     14.1%       (4.3) pts.

Management Services Group

Revenues                            $  154    $  145         6.2

Operating Expenses                     147       127        15.7

Operating Income                         7        18       (61.1)
Other Income (Expense)
  Canadian Airlines charges           (251)        -          *
Earnings (Loss) Before Income Taxes   (244)       18          *
Pre-tax Margin                      (158.4)%    12.4%    (170.8) pts.

* Greater Than 100%

Note: Certain amounts from 1995 have been reclassified to conform with 1996 presentation.

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(In millions)

                                      Twelve Months
                                          Ended
                                       December 31,      Percent
                                     1996       1995     Change
Airline Group
Revenues
    Passenger - American Airlines  $13,645   $13,134         3.9
                      - AMR Eagle    1,047       976         7.3
    Cargo                              682       677         0.7
    Other                              837       714        17.2
                                    16,211    15,501         4.6
Expenses
  Wages, salaries and benefits       5,191     5,082         2.1
  Aircraft fuel                      1,936     1,623        19.3
  Commissions to agents              1,252     1,293        (3.2)
  Depreciation and amortization      1,018     1,070        (4.9)
  Other rentals and landing fees       815       801         1.7
  Aircraft rentals                     616       671        (8.2)
  Food service                         672       682        (1.5)
  Maintenance materials and repairs    686       632         8.5
  Other operating expenses           2,557     2,550         0.3
  Writedown of aircraft interiors       26         -           *
  Restructuring costs                    -       533      (100.0)
    Total operating expenses        14,769    14,937        (1.1)
Operating Income                     1,442       564           *
Other Income (Expense)
  Interest income                      103        74        39.2
  Interest expense                    (508)     (679)      (25.2)
  Miscellaneous - net                  (23)      (45)      (48.9)
                                      (428)     (650)      (34.2)
Earnings (Loss) Before Income
Taxes and Extraordinary Loss        $1,014     $ (86)          *
Pre-tax Margin                         6.3%     (0.6)%       6.9 pts.

The SABRE Group

Revenues                            $1,622     $1,529        6.1

Operating Expenses                   1,295      1,149       12.7

Operating Income                       327        380      (13.9)
Other Income (Expense)                 (21)       (10)         *
Earnings Before Income Taxes        $  306     $  370      (17.3)
Pre-tax Margin                        18.9%      24.2%      (5.3) pts.

Management Services Group

Revenues                            $  620     $  572        8.4

Operating Expenses                     550        501        9.8

Operating Income                        70         71       (1.4)
Other Income (Expense)
  Canadian Airlines charges           (251)        -          *
  Miscellaneous - net                   (1)       (2)      (50.0)
                                      (252)       (2)          *
Earnings (Loss) Before Income Taxes  $(182)   $   69           *
Pre-tax Margin                       (29.4)%    12.1%      (41.5) pts.

* Greater Than 100%

Note: Certain amounts from 1995 have been reclassified to conform with 1996 presentation.

                         AMR CORPORATION
          NOTES TO CONSOLIDATED STATEMENT OF OPERATIONS


1.Certain amounts from 1995 have been reclassified to conform with 1996 presentation.

2.On October 17, 1996, The SABRE Group Holdings, Inc. (TSG) completed an initial public offering of 23,230,000 shares of its Class A Common Stock, representing 17.8 percent of the economic interest in TSG, for net proceeds of approximately $589 million. AMR (the Company) recorded a $497 million gain in the fourth quarter of 1996 related to the initial public offering.

3.During  the fourth quarter of 1996, AMR recorded a $251 million charge ($230 million net of tax benefit) related to the Company's relationship with Canadian Airlines. This charge includes $192 million related to the writedown of AMR's investment in the cumulative mandatorily redeemable convertible preferred stock of Canadian Airlines International Limited (Canadian) and $59 million ($38 million net of tax benefit) related to the writedown of certain start-up costs relating to the Company's agreement to provide a variety of management, technical and administrative services to Canadian.

4.During 1996, AMR repurchased and/or retired prior to maturity approximately $1.1 billion in face value of long-term debt and capital lease obligations. These transactions resulted in an extraordinary loss of $137 million ($89 million net of tax benefit) and $136 million ($89 million net of tax benefit) for the three months and twelve months ended December 31, 1996, respectively.

  During 1995, AMR repurchased and retired prior to maturity $378 million in face value of long-term debt, net of sinking funding balances. In addition, $616 million in outstanding principal of certain debt and lease obligations was refinanced during 1995. These debt transactions resulted in an extraordinary loss of $18 million ($12 million net of tax benefit) and $45 million ($29 million net of tax benefit) for the three months and twelve months ended December 31, 1995, respectively.

5.Restructuring costs of $533 million ($334 million net of tax benefit), included in operating expenses for the three months and twelve months ended December 31, 1995, primarily represent the cost of early retirement programs for Airline Group employees and provisions for the writedown of certain DC-10 aircraft and the planned retirement of certain turboprop aircraft.

6.Other  Income  (Expense) for the twelve months  ended  December
  31, 1996 includes a $21 million provision ($13 million net of tax benefit) for a cash payment recorded in the third quarter of 1996 representing American's share of a multi-carrier travel agency class action litigation settlement.

  Other  Income (Expense) for the three months and twelve  months ended  December  31, 1995, includes a $41 million  charge  ($26 million net of tax benefit) related to the loss of an aircraft operated by American Airlines, Inc.

Airline Group
Operating Statistics
(Unaudited)

                                       Three Months
                                          Ended
                                       December 31,      Percent
                                     1996       1995     Change
American   Airlines  Jet   Airline
Operations:
  Revenue passenger miles (millions) 25,591    25,258       1.3
  Available seat miles (millions)    37,758    38,821      (2.7)
  Cargo ton miles (millions)            524       527      (0.6)
  Passenger load factor                67.8%     65.1%      2.7 pts.
  Breakeven load factor                62.3%     59.8%      2.5 pts.
   (excluding special charges)
  Passenger revenue yield per
    passenger mile (cents)            12.95     12.80       1.2
  Passenger revenue per available
    seat mile (cents)                  8.78      8.33       5.4
  Cargo revenue yield per ton
    mile (cents)                      34.03     32.45       4.9
  Operating expenses excluding
    special charges per available
    seat mile (cents)                  9.12      8.60       6.0
  Fuel consumption (gallons, in
    millions)                           677       684      (1.0)
  Fuel price per gallon (cents)        75.6      60.4      25.2
  Fuel price per gallon, excluding
    fuel tax (cents)                   70.4      55.3      27.3
  Operating aircraft at period-end      642       635       1.1

AMR Eagle, Inc.:
  Revenue passenger miles (millions)    628       658      (4.6)
  Available seat miles (millions)     1,081     1,172      (7.8)
  Passenger load factor                58.1%     56.1%      2.0 pts.
  Operating aircraft at period-end      205       261     (21.5)

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        Jet Airline Operations       78,300    78,500
        Other                        10,100    10,600
           Total Airline Group       88,400    89,100
    The SABRE Group                   8,000     7,400
    Management Services Group        14,800    13,900
    Total                           111,200   110,400

Airline Group
Operating Statistics
(Unaudited)

                                      Twelve Months
                                          Ended
                                       December 31,       Percent
                                     1996       1995      Change
American   Airlines  Jet   Airline
Operations:
  Revenue passenger miles(millions)   104,710   102,918       1.7
  Available seat miles (millions)     152,886   155,337      (1.6)
  Cargo ton miles (millions)            2,028     2,046      (0.9)
  Passenger load factor                  68.5%     66.3%      2.2 pts.
  Breakeven load factor                  60.2%     59.6%      0.6 pts.
    (excluding special charges)
  Passenger revenue yield per
    passenger mile (cents)              13.03     12.76       2.1
  Passenger revenue per available
    seat mile (cents)                    8.92      8.46       5.4
  Cargo  revenue yield per  ton
    mile (cents)                        33.14     32.64       1.5
  Operating expenses excluding
    special charges per available
    seat mile (cents)                    8.91      8.57       4.0
  Fuel consumption (gallons, in
    millions)                           2,734     2,749      (0.5)
  Fuel price per gallon (cents)          68.2      56.9      19.9
  Fuel price per gallon, excluding
    fuel tax (cents)                     63.3      53.8      17.7
  Operating aircraft at period-end        642       635       1.1

AMR Eagle, Inc.:
  Revenue passenger miles (millions)    2,590     2,492       3.9
  Available seat miles (millions)       4,431     4,488      (1.3)
  Passenger load factor                  58.5%     55.5%      3.0 pts.
  Operating aircraft at period-end        205       261     (21.5)

AMR Corporation
Average Equivalent Number of Employees
    Airline Group:
        Jet Airline Operations       78,400    79,000
        Other                        10,500    10,400
           Total Airline Group       88,900    89,400
    The SABRE Group                   7,900     7,300
    Management Services Group        14,500    13,300
    Total                           111,300   110,000